                                  Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 18, 1999 relating to the financial statements and financial statement schedule appearing in GeoTel Communications Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.


                                              /s/ PricewaterhouseCoopers LLP



Boston, Massachusetts
March 31, 1999